                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Tarpon Coast Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           TARPON COAST BANCORP, INC.
                               1490 Tamiami Trail
                         Port Charlotte, Florida 33948
                                 (941) 629-8111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2001

         Notice is hereby given that the 2001 Annual Meeting of Shareholders of Tarpon Coast Bancorp, Inc. (the "Company") will be held at the Best Western Waterfront Hotel, 300 Retta Esplanade, Punta Gorda, Florida 33950, on Monday, April 23, 2001, at 5:00 P.M. ("Annual Meeting"), for the following purposes:

         1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2004.

         2. Other Business. To transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the 2001 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2001 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to American Stock Transfer & Trust Company in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2001 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS April 1, 2001



----------------------------------           ----------------------------------
Lewis S. Albert                              Todd H. Katz
Chairman & Chief Executive Officer           Vice Chairman & President


         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO AMERICAN STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           TARPON COAST BANCORP, INC.
                                 TO BE HELD ON
                                 APRIL 23, 2001

                                  INTRODUCTION


GENERAL

         This Proxy Statement is being furnished to the shareholders of Tarpon Coast Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $.01 par value common stock of the Company ("Company Common Stock") for use at the Annual Meeting of Shareholders of the Company to be held on Monday, April 23, 2001, and at any adjournment or postponement thereof ("2001 Annual Meeting"). The 2001 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2004, and (ii) transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the 2001 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 1, 2001, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Company on April 1, 2001.

         The principal executive offices of the Company are located at 1490 Tamiami Trail, Port Charlotte, Florida 33948. The telephone number of the Company at such offices is (941) 629-8111.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of the Company has fixed the close of business on March 9, 2001, as the record date for the determination of the Company shareholders entitled to notice of and to vote at the 2001 Annual Meeting. Accordingly, only holders of record of shares of the Company Common Stock at the close of business on such date will be entitled to vote at the 2001 Annual Meeting. At the close of business on such date, there were 1,182,151 shares of the Company Common Stock outstanding and entitled to vote held by approximately 820 shareholders of record. Holders of the Company Common Stock are entitled to one vote on each matter considered and voted upon at the 2001 Annual Meeting for each share of Company Common Stock held of record at the close of business on March 9, 2001. The affirmative vote of the holders of a majority of shares of Company Common Stock represented and entitled to vote at the 2001 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

         Shares of the Company Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2001 Annual Meeting and not revoked, will be voted at the 2001 Annual Meeting in accordance with the instructions indicated in such proxy.

IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE COMPANY COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE COMPANY OF THE THREE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2001 ANNUAL MEETING.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2001 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the 2001 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

         A copy of the 2000 Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS


GENERAL

         The 2001 Annual Meeting is being held to elect three directors of the Company to serve three-year terms of office. The Board of Directors of the Company is divided into three classes, with the terms of office of the classes ending in successive years. The terms of directors of Class I expire at the 2001 Annual Meeting. Accordingly, the three members of Class I are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2004.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE THREE NOMINEES LISTED BELOW.

         The following table sets forth the name of each nominee or director continuing in office of the Company; a description of his or her position and offices with the Company other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Company Common Stock beneficially owned by the director on March 9, 2001. Each of the following individuals is also serving as a director of Tarpon Coast National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company. For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."


                                                                                 AMOUNT, PERCENTAGE
 NOMINEE OR DIRECTOR                                                                AND NATURE OF
 CONTINUING IN OFFICE                      INFORMATION ABOUT                    BENEFICIAL OWNERSHIP
AND YEAR FIRST ELECTED                    NOMINEE OR DIRECTOR                        OF COMPANY
     A DIRECTOR                           CONTINUING IN OFFICE                     COMMON STOCK(1)
----------------------                    --------------------                  --------------------

                                      NOMINEES FOR DIRECTORS

                                              CLASS I
                                  TERM EXPIRES ANNUAL MEETING 2004


James C. Brown             Mr. Brown has been the President and owner               17,190(2)
1997                       of Miami-Valley Ready Mix of Florida, a                  1.3%
                           concrete manufacturing company headquartered
                           in Port Charlotte, since 1982.
                           Mr. Brown is 61.

Gina D. Hahn               Mrs. Hahn has served as Vice President of                23,390(3)
1997                       Jewel Equities Corp, a real estate development           1.8%
                           company she started with her husband, since 1972
                           Mrs. Hahn is 69.

Larry A. Tenbusch          Mr. Tenbusch has been the President of Tenbusch          8,034(4)
1997                       Construction, a residential home builder, since 1983.    *
                           Mr. Tenbusch is 45.


                                 MEMBERS OF THE BOARD OF DIRECTORS
                                       CONTINUING IN OFFICE

                                             CLASS II
                                  TERM EXPIRES ANNUAL MEETING 2002


Lewis S. Albert            Mr. Albert has served as Chairman and CEO                18,389(5)
1997                       of the Company and the Bank since 1997.                  1.4%
                           Prior to organizing the Company, Mr. Albert
                           was Senior Vice President and Chief Financial
                           Officer of Southwest Banks, Inc, a multi-bank
                           holding company from 1993 to 1997.
                           Mr. Albert is 48.


Mark O. Asperilla          Dr. Asperilla is a practicing physician who has          16,068(6)
1997                       directed Mark O. Asperilla, M.D., P.A. in                1.2%
                           Port Charlotte since 1992.
                           Dr. Asperilla is 46.

Gerald P. Flagel           Mr.Flagel is an attorney and certified public            26,780(7)
1997                       accountant who has offered financial consulting          2.0%
                           as Gerald P. Flagel & Associates, P.A. in Naples,
                           Florida since 1990.
                           Mr. Flagel is 64.


                                             CLASS III
                                  TERM EXPIRES ANNUAL MEETING 2003


James R. Baker             Mr. Baker is retired from J&J Baker Enterprises          13,390(8)
1997                       a bio-solids management operations company               1.0%
                           based in Punta Gorda which he founded in 1984.
                           Mr. Baker is 63.

Billie A. Barger           Mr. Barger has 53 years of banking experience            1,338(9)
1997                       and has been a partner and the President of              *
                           Bar-Ton of Pinellas, Inc., the owner of a service
                           station/food mart since 1989.
                           Mr. Barger is 73.

Todd H. Katz               Mr. Katz has served as Vice Chairman and                 25,486(10)
1997                       President of the Company and the Bank                    2.0%
                           since 1997. Prior to organizing the Company,
                           Mr. Katz served as General Counsel of Southwest
                           Banks, Inc, a multi-bank holding company from
                           1993 to 1997. He is the son-in-law of Mrs. Hahn.
                           Mr. Katz is 35.


---------------

(1) Information relating to beneficial ownership of Company Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Company Common Stock set forth opposite their names.

(2) Includes 3,390 shares which Mr. Baker has the right to acquire pursuant to presently exercisable stock warrants.

(3) Includes 3,390 shares which Mrs. Hahn has the right to acquire pursuant to presently exercisable stock warrants and 10,000 shares held by her spouse.

(4) Includes 2,034 shares which Mr. Tenbusch has the right to acquire pursuant to presently exercisable stock warrants.

(5) Includes 9,000 shares which Mr. Albert has the right to acquire pursuant to presently exercisable stock options.

(6) Includes 4,068 shares which Dr. Asperilla has the right to acquire pursuant to presently exercisable stock warrants.

(7) Includes 6,780 shares which Mr. Flagel has the right to acquire pursuant to presently exercisable stock warrants.

(8) Includes 3,390 shares which Mr. Baker has the right to acquire pursuant to presently exercisable stock warrants.

(9) Includes 338 shares which Mr. Barger has the right to acquire pursuant to presently exercisable stock warrants.

(10) Includes 9,000 shares which Mr. Katz has the right to acquire pursuant to presently exercisable stock options and 384 shares held by him as custodian for a minor child.

(*)  Denotes less than 1.0 % ownership.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company held four meetings during the year ended December 31, 2000. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committee of the Board on which they serve. The Company's Board of Directors presently has two committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2000 follows:

         The Audit Committee reviews the annual audit and compliance reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit and compliance reports. The Audit Committee also directs the activities of the internal audit function and oversees the implementation of a proper CRA program to ensure adequate efforts are made to offer credit opportunities to lower income members of the community. Mr. Baker, Mrs. Hahn, and Mr. Flagel, the Chair of the Committee, served as the members of this Committee in 2000. The Committee held four meetings during 2000. Beginning in January 2001, the Committee's members were Dr. Asperilla, Mr. Baker and Mr. Flagel, who continued to serve as Chairman. These committee members are independent as defined by the relevant Nasdaq rules.

         The Audit Committee reviewed and discussed the audited financial statements with management. In addition, the Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 and received disclosures from the auditors regarding the auditors' independence required by Independence Standard Board Standard No.
1. After discussion with the auditors regarding the auditors' independence and based upon that review and discussion and other information, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this proxy statement.

         The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2000.

         The Company and the Bank pay fees to the non-officer directors who actually attend the meetings at the rate of $100 for each of the four quarterly Company meetings and $250 per monthly Bank meeting.

         The Company does not have a Compensation Committee, since the Company does not pay any compensation or benefits to officers and employees.

EXECUTIVE OFFICERS

         The following lists the executive officers of the Company, all positions held by them in the Company, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which precedes the Company's annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

NAME AND POSITION
HELD IN THE COMPANY                 INFORMATION ABOUT EXECUTIVE OFFICER
-------------------                 -----------------------------------
Lewis S. Albert                Mr. Albert has served as Chairman and Chief
Chairman and Chief             Executive Office of the Company and the Bank
Executive Officer              since their organization in 1997 and 1998,
                               respectively. Prior to working full time organizing the Company, Mr. Albert served as Senior Vice President and Chief Financial
                               Officer of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997.
                               Mr. Albert is 48.

Todd H. Katz                   Mr. Katz has served as Vice Chairman and
Vice Chairman and              President of the Company and the Bank since
President                      their organization in 1997 and 1998,
                               respectively. Prior to working full time organizing the Company, Mr. Katz served as General Counsel of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997.
                               Mr. Katz is 35.

George E. Cline III            Mr. Cline has served as Senior Vice President
Senior Vice President          and Chief Financial Officer of the Company
and Chief Financial Officer    since February 1998 and Senior Vice President,
                               Chief Financial Officer and Cashier of the Bank since June 1998. Prior to then, Mr. Cline served as Senior Vice President and Chief
                               Financial Officer of Rutland Bank in
                               St. Petersburg, Florida.
                               Mr. Cline is 56.

MANAGEMENT STOCK OWNERSHIP

         As of March 9, 2001, based on available information, all directors and officers of the Company as a group (ten persons) beneficially owned 154,065 shares of Company Common Stock which constituted 11.15% of the number of shares outstanding at that date.

EXECUTIVE COMPENSATION AND BENEFITS

         The following table sets forth all cash compensation for the Company's Chief Executive Officer and President for services to the Company in 2000. Messrs. Albert and Katz were the only officers who received more than $100,000 in compensation during 2000.


                                            SUMMARY COMPENSATION TABLE

                                                           Long Term Compensation
                                                           ----------------------
                                   Annual Compensation             Awards                Payouts
                        --------------------------------------    --------               -------
Name
And                                                 Other(1)     Restricted
Principal                                            Annual        Stock      Options/    LTIP       All Other
Position                Year    Salary    Bonus   Compensation    Award(s)      SARs     Payouts   Compensation(2)
--------                ----    ------    -----   ------------   ----------   -------    -------   ---------------

Lewis S. Albert         2000   $105,333    -0-       $3,411         -0-        10,000      -0-         $3,160
Chairman and Chief      1999   $ 96,000    -0-       $4,375         -0-           -0-      -0-         $2,880
Executive Officer       1998   $ 96,000    -0-       $3,200-        -0-        20,000      -0-         $2,160
Officer of the Bank

Todd H. Katz            2000   $105,333    -0-       $2,225         -0-        10,000      -0-         $3,160
Vice Chairman and       1999   $ 96,000    -0-       $1,806         -0-           -0-      -0-         $2,630
President of the Bank   1998   $ 96,000    -0-          -0-         -0-        20,000      -0-         $2,040


----------------

(1)  Represents club membership.

(2) Represents amounts contributed by the Bank to accounts in the Section 401(k) Plan.



INFORMATION ON BENEFIT PLANS AND POLICIES

         Stock Option Plan. The Company has an Officers' and Employees' Stock Option Plan for its officers and employees (the "Plan"). The purpose of the Plan is to advance the interests of the Company by affording to the Company's officers an opportunity to increase their proprietary interest in the continued growth and financial success of the Company. The Plan also reinforces the Company's efforts to retain and attract highly competent individuals upon whose judgment, initiative, leadership, and continued efforts, the future viability and success of the Company in large measure depends.

         Under the Plan, 125,000 shares of Company Common Stock are reserved for issuance, subject to antidilution adjustments. Of this amount, as of March 9, 2001, options for 20,000 shares each were issued to Lewis S. Albert and Todd
H. Katz and 10,000 shares was issued to George E. Cline III, Senior Vice President and Chief Financial Officer, all at an exercise price of $10.00, plus options for 10,000 shares each were issued to Lewis S. Albert and Todd H. Katz at an exercise price of $ 9.50. An additional 41,500 shares have been issued to various other officers of the Bank as part of their compensation. The balance of the shares are reserved for issuance to Company officers and employees as the Board of Directors in its discretion shall determine.

         Under the Plan, the Board of Directors may elect to make awards of both incentive stock options intended to meet the requirements of certain sections of the Internal Revenue Code of 1986, as amended, from time to time, and nonqualified stock options which do not meet such requirements.

         The Plan provides for the vesting of 10% of the total stock option award each year beginning with the year during which the option was granted. Of the 30,000 options granted each to Messrs. Albert and Katz, 9,000 are immediately exercisable. Any options not exercised within 10 years from the date of grant shall expire. If a participant ceases to be employed by the Company because of disability or death, the participant (or his estate as the case may be) may exercise options which were exercisable upon such termination of employment for three months (in the case of retirement) and twelve months (in the case of disability or death) after such termination. If a participant ceases to be employed by the Company for any reason except death, disability or retirement, any option or options granted him or her under the Plan which have not been exercised shall be deemed cancelled. Upon any merger, combination, sale of substantially all of the assets of the Company, or a change of control of the Company (as defined in the Plan), all outstanding stock options become immediately exercisable, regardless of how many years have passed since the date of grant. No stock option may be transferred by an optionee otherwise then by will or the laws of descent and distribution, and such stock option is exercisable during the lifetime of the optionee, only by the optionee or a legal guardian or personal representative.

         The Plan is administered by a committee consisting of all members of the Board of Directors of the Company who (at the time they exercise discretion in making decisions under the Plan) are not, and have not at any time for one year prior thereto been, eligible to receive an option under the Plan. The Board of Directors, at the recommendation of Executive Management, determines, subject to the provisions of the Plan, which employees will receive options, the numbers of shares to be optioned to any employee, the date of grant of each option, and all other terms and conditions governing each option.

         The Board of Directors may at any time amend or terminate the Plan; however, without the approval of the shareholders of the Company, the Board may not amend the Plan to increase the aggregate number of shares for which options may be granted (except as may be necessary to adjust for certain antidilution events) or alter the class of persons eligible to receive options under the Plan. No amendment or termination of the Plan may, without the consent of the optionee, adversely effect the rights of any options with respect to an option or the unexercised portion thereof.

The following sets forth certain information regarding options outstanding to Messrs. Albert and Katz as of December 31, 2000:


                                    OPTION GRANTS IN LAST FISCAL YEAR

-------------------               ----------       -------------       --------------    ---------------
     NAME                         NUMBER OF         PERCENT OF         EXERCISE PRICE    EXPIRATION DATE
                                  SECURITIES       TOTAL OPTIONS         ($/SHARE)
                                  UNDERLYING        GRANTED TO
                                   OPTIONS         EMPLOYEES IN
                                   GRANTED         FISCAL YEAR
-------------------               ----------       -------------       --------------    ---------------

Lewis S. Albert                     10,000             30                  $9.50          June 1, 2010

Todd H. Katz                        10,000             30                  $9.50          June 1, 2010
-------------------               ----------       -------------       --------------    ---------------



                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                            OPTION/SAR VALUES

------------------------------          ------         --------       -------------       --------------
     NAME                               SHARES          VALUE           NUMBER OF            VALUE OF
                                       ACQUIRED        REALIZED        SECURITIES           UNEXERCISED
                                          ON             ($)           UNDERLYING          IN-THE-MONEY
                                       EXERCISE                        UNEXERCISED         OPTIONS/SARS
                                          (#)                         OPTIONS/SARS         AT FY-END($)
                                                                      AT FY-END (#)        EXERCISABLE/
                                                                      EXERCISABLE/         UNEXERCISABLE
                                                                      UNEXERCISABLE
------------------------------          ------         --------       -------------       --------------
Lewis S. Albert                            0              0           9,000/21,000             $0/$0

Todd H. Katz                               0              0           9,000/21,000             $0/$0
------------------------------          ------         --------       -------------       --------------

         Employment Agreement. The Company has entered into Employment Agreements with Lewis S. Albert and Todd H. Katz. During 2000, a base annual salary of $105,333 was paid to each of Messrs. Albert and Katz. The Agreement also includes provisions for a club membership, disability insurance and term life insurance policy in the amount of $200,000.

         The Agreement terminates on May 30, 2002 and is terminable by the Company for "cause", as defined in the Agreement at any time upon written notice to the executive. Generally, the Agreement also provides that (i) upon termination of the agreement for "cause", the executive is entitled to salary and accrued and unpaid bonus amounts up to the date of such termination; (ii) upon termination of the Agreements "without cause", the executive is entitled to a lump sum payment equivalent to 100% of the compensation received or due in the previous twelve months; and (iii) upon the death of the executive, the executive's estate will be entitled to receive any accrued and unpaid salary at the date of death through the end of the month in which executive death occurred, plus an amount equal to ninety (90) days salary. The Company shall also provide the executive's survivors with any benefits it provided the executive for such additional ninety (90) day. The executive also will have been deemed to have been terminated without cause if there is a change in control (as defined in the Agreement). The Employment Agreement also provides for the issuance to the executive of the stock options discussed above under "Stock Option Plan."

         Profit Sharing Plan. The Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 20% of compensation instead of receiving that amount in cash. The Bank may contribute a matching amount up to half of the participant's voluntary contribution, not to exceed 3%. Amounts deferred by participants are fully vested. Contributions by the Bank vest based on percentage amounts of 20% to 100% over two to six years of service.


CERTAIN TRANSACTIONS

         The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.


                           OWNERSHIP OF EQUITY SECURITIES

         As of March 9, 2001, there were no shareholders known to the Company to be beneficial owners, as defined by rules of the Securities and Exchange Commission, of 5% or more of the outstanding shares of the Company Common Stock.


                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of shareholders of the Company intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before December 1, 2001, in order to be included in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.

                      SECTION 16(a) REPORTING REQUIREMENTS

         Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company, and persons who beneficially own more than 10% of Company Common Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2000, all filing requirements applicable to reporting persons were met.



                         INDEPENDENT PUBLIC ACCOUNTANTS

         Hill, Barth & King LLC ("HBK") have served as independent auditors of the Company since 1997. The Board of Directors has not yet selected independent auditors for the fiscal year ending December 31, 2001. Representatives of HBK are expected to be present at the 2001 Annual Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.


AUDIT FEES

         The aggregate fees billed for professional services by Hill, Barth & King LLC. in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's quarterly filings with the Securities and Exchange Commission were $39,260. Hill, Barth & King LLC also were compensated for the preparation of the Company's federal and state tax filings in the amount of $3,427.


                               OTHER INFORMATION

PROXY SOLICITATION

         The cost of soliciting proxies for the 2001 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Company Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

         Management of the Company does not know of any matters to be brought before the 2001 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2001 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

         Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Tarpon Coast Bancorp, Inc. 1490 Tamiami Trail, Port Charlotte, Florida 33948, Attention: Todd H. Katz.

                           TARPON COAST BANCORP, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER


         I.       COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as determined in accordance with the Rules of the Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until they resign or are removed, or until their respective successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         II.      MEETINGS

         The Committee shall meet quarterly, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference.

         III.     RESPONSIBILITIES

         The responsibilities of the Audit Committee shall be to:

1. Review this Charter at least annually and recommend any changes to the Board.

2.       Review and discuss the audited financial statements with management.

3. Make recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Corporation's Annual Report on Form 10-K to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

4. Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

5. Discuss with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

6. Review any significant disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

7. Approve the selection of the independent accountants; evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accountants.

                                   PROXY CARD

REVOCABLE PROXY

                           TARPON COAST BANCORP, INC.


         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2001.

         The undersigned hereby appoints George E. Cline III and Michael T. Ezzell, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Tarpon Coast Bancorp, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Best Western Waterfront Hotel; 300 Retta Esplanade, Punta Gorda, Florida, on Monday, April 23, 2001, at 5:00 P.M., and at any adjournment thereof.

         SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE THREE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.       ELECTION OF DIRECTORS

         FOR        AGAINST        ABSTAIN

         [ ]          [ ]            [ ]          James C. Brown

         [ ]          [ ]            [ ]          Gina D. Hahn

         [ ]          [ ]            [ ]          Larry A. Tenbusch

                                           PLEASE MARK, SIGN BELOW, DATE AND
                                           RETURN THIS PROXY PROMPTLY IN THE
                                           ENVELOPE FURNISHED.

                                           Please sign exactly as name appears
                                           on your stock certificate. When
                                           shares are held by joint tenants,
                                           both should sign. When signing as
                                           attorney, as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                           SHARES _______________

                                           DATED April ___, 2001


                                           -----------------------------------
                                           Signature

                                           -----------------------------------
                                           Signature if held jointly

                                           -----------------------------------
                                           Please print or type your name



               [ ] Please mark here if you intend to attend the 2001 Annual Meeting of Shareholders.